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                          SUPPLEMENT DATED AUGUST 12, 1999
                                   TO PROSPECTUS
                                 DATED MAY 1, 1999
                                  SELECT TEN PLUS
                           A SYNDICATED VARIABLE ANNUITY
                          INTEGRITY LIFE INSURANCE COMPANY


The Death Benefits and Similar Benefit Distributions paragraph in Section 8 - Terms of Your Variable Annuity, is deleted in its entirety and replaced by the following:

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started.

For contracts issued before the youngest Annuitant's 71st birthday, if the last Annuitant dies before annuity payments have started, the death benefit is the higher of:

a) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and
b)   Your current Account Value as of the date we receive due proof of death.

The reduction in the death benefit described in a) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustment and/or charges.

For contracts issued on or after the youngest Annuitant's 71st birthday, if the last Annuitant dies before annuity payments have started, the death benefit is the contract value on the Business Day on which we receive due proof of death.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.






THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.